TURNER FUNDS

                        Turner Select Growth Equity Fund

                        Supplement dated October 11, 2001
                    to the Prospectus dated January 31, 2001


This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

         --------------------------------------------------------------

Effective October 1, 2001, Turner Investment Partners, Inc. will serve as Administrator of Turner Funds and Alpha Select Funds, a separate registered investment company. Turner's annual administration fee will be 0.15% of Turner Funds' and Alpha Select Funds' combined average daily net assets up to $2 billion and 0.12% of such assets in excess of $2 billion.

Also effective October 1, CCM Securities, Inc. will serve as the Turner Funds' Distributor. CCM is a registered broker-dealer subsidiary of Turner Investment Partners, Inc.

         ---------------------------------------------------------------


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE